UNIVERSAL ANNUITY

ANNUAL REPORTS
DECEMBER 31, 1999

                                   [ARTWORK]

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                  FOR VARIABLE ANNUITIES

                  THE TRAVELERS QUALITY BOND ACCOUNT
                  FOR VARIABLE ANNUITIES

                  THE TRAVELERS MONEY MARKET ACCOUNT
                  FOR VARIABLE ANNUITIES

[TRAVELERSLIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

[TAMIC LOGO]

Travelers Asset Management International Corporation ("TAMIC") provides fixed income management and advisory services for the following Travelers Variable Products Separate Accounts contained in this report: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities and The Travelers Money Market Account for Variable Annuities.

[TIMCO LOGO]

The Travelers Investment Management Company ("TIMCO") provides equity management and subadvisory services for The Travelers Growth and Income Stock Account for Variable Annuities.

[TRAVELERSLIFE & ANNUITY LOGO]

THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF DECEMBER 31, 1999

MARKET AND ECONOMIC OVERVIEW

The year began on a volatile note for global financial markets as a potential new threat emerged in Latin America. The devaluation of Brazil's currency, the Real, affected many U.S. corporations and investors with exposure to the Latin American markets and negatively impacted the performance of the U.S. stock market.

Concerns regarding the future direction of interest rates were prevalent throughout 1999. Despite low inflation, the Federal Reserve Board ("Fed") opted to raise interest rates three times during the year, effectively "taking back" the interest-rate cuts imposed following the global economic crisis in 1998. The Fed's change in monetary policy did not significantly deter the remarkable growth of the U.S. economy. In fact, throughout the year, the U.S. Gross Domestic Product ("GDP"), which represents the total output of goods and services, continued to exceed expectations.

Despite the rise in interest rates, the U.S. stock market continued its stellar performance. Evidence of stronger-than-expected economic growth prompted hopes of a meaningful earnings recovery and at the same time, triggered concerns regarding future rate hikes. These factors led to a rally in small cap and value stocks. (Value stocks are securities of companies that are believed to be undervalued in the market.) However, the trend of investing in small cap and value stocks soon changed, as many investors took the view that a proactive monetary policy by the Fed would preempt inflationary pressures.

Nevertheless, the small cap sector, as measured by the Russell 2000 Index,* which returned 21.26% for the year, outperformed the large cap sector, as measured by the Standard & Poor's 500 Index** ("S&P 500") which returned 21.03%.

As a result of investors' focus on the direction of interest rates, the stock and bond markets were characterized by higher levels of volatility. Investors became increasingly concerned, especially toward the end of the year, about not only the direction of interest rates but also about future earnings growth and the high market valuations of many stocks. In addition, the strength of the overseas markets attracted U.S. capital, which had a somewhat negative impact on the performance of the U.S. stock market through the third quarter of 1999.

By the end of the year however, the U.S. stock market rose sharply largely due to the incredible performance of the technology sector. Y2K concerns decreased, with the market's assessment of the risks associated with potential Year 2000 glitches proving to be correct.

The bond markets did not react positively to the actions of the Fed in 1999 and experienced their worst year since 1994. The overall bond market recorded losses in 1999 in response to the Fed's interest rate increases and concerns regarding inflation. Bond market losses increased with the length of maturities. The yield on the bellwether 30-year government bond increased 1.39 percentage points in 1999 to 6.48%. At the end of 1998, the 30-year Treasury Bond yielded 5.09%.

In our view, the strength of the U.S. economy should continue, prompting the Fed to raise interest rates in 2000.+ In addition, overseas economies, many of which are in the early stages of recovery, should continue to expand. This global economic recovery should benefit the manufacturing sector of the U.S. market in 2000.

We predict that earnings should continue double-digit growth through the first quarter of 2000. It is our belief that the recent performance of technology and telecommunications stocks is not sustainable. However, we are confident that most stocks are appropriately valued. Over the longer term, we think that the fundamentals for both stocks and bonds remains favorable.

*The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

**The S&P 500 Index is market capitalization-weighted measure of 500 widely held common stocks.

+On February 2, 2000, after this letter was written, the Federal Reserve Board raised interest rates 0.25% to 5.25%.

DAVID A. TYSON, CFA, PRESIDENT & CHIEF INVESTMENT OFFICER, TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

SANDIP A. BHAGAT, CFA, PRESIDENT & CHIEF INVESTMENT OFFICER, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

                               TABLE OF CONTENTS

                                                                  PAGE
----------------------------------------------------------------------
THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES..............................................4

THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE
ANNUITIES..........................................................19

THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE
ANNUITIES..........................................................30

                                 THE TRAVELERS
                               GROWTH AND INCOME
                                 STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is managed by the Travelers Asset Management International Corporation ("TAMIC") with The Travelers Investment Management Company ("TIMCO") serving as subadvisor. Account GIS is managed to provide diversified exposure to the large-company segment of the U.S. equity market. Stock selection is based on a quantitative screening process favoring companies that achieve earnings growth above consensus expectations and whose shares offer attractive relative value. In order to achieve consistent relative performance, we manage Account GIS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large-company stocks.

For the twelve months ending December 31, 1999, net of fees and expenses, Account GIS's total return of 21.7% was well ahead of the 13.1% average return for variable annuity stock accounts in the Lipper Growth & Income Category. A discussion of portfolio performance in 1999 is presented next with a closer look at the third and fourth quarters.

The Technology sector was red-hot in 1999 and growth stocks handily outperformed value stocks. Our stock selection was most favorable in the Technology, Consumer Discretionary and Utilities sectors for most of the year and slightly adverse in the other sectors.

During the third quarter, stock selection was favorable in every sector except Producer Durables and Materials and Processing. The Technology and Consumer Discretionary sectors provided the best stock selection.

In the Technology sector, our emphasis on good earnings prospects at reasonable valuations lead to an overweight position in Sun Microsystems, Inc. which gained from a steady stream of upward estimate revisions. The quarter also saw strong rallies in Oracle Corp. and QUALCOMM, Inc., which benefited the portfolio.

In the Consumer Discretionary sector, performance was aided by underweights in Avon, Gillette Co. and Sears. Avon and Gillette Co. frustrated investors with lower than expected revenue growth. As a result, Avon was down 55.2% and Gillette lost 17.2% for the quarter. Sears announced in early September that it would not meet third quarter earnings and suffered a 29.6% decline for the quarter.

During the fourth quarter, stock selection was favorable in most sectors and particularly positive in the Technology, Utilities and Consumer Discretionary sectors.

In the Technology sector, most of our stock picks performed well. Our positions in Sun Microsystems, Inc. and Oracle Corp. as a result of upward earnings revisions paid off as investors rewarded those stocks with a higher price-to-earnings multiple. Semiconductor equipment stocks such as Applied Materials Inc. and Teradyne, Inc. surged in expectation of a revival in the capital spending cycle. We benefited from adding QUALCOMM, Inc. and Yahoo, Inc. to our portfolios in advance of their inclusion in the S&P 500 index. Our pure play on the Internet, America Online, Inc., enjoyed another strong quarter and, finally, we avoided two of the bigger disappointments in the sector, Xerox and Unisys.

In the Utilities sector, our emphasis on faster growing telecommunications companies at the expense of electric utilities and gas distribution companies continued to help performance. Our big winners here included Nextel Communications, Inc. and Sprint Corp.-PCS Group. We also benefited from our position in AES Corp., a global leader in electric power generation, which moved up in price as it completed a successful Y2K rollover.

In the Consumer Discretionary sector, a number of our positions in the Media and Broadcasting groups performed well. New York Times Co. and Gannett Company, Inc. outperformed the Newspaper group while AMFM, Inc. and Times Mirror Co. enjoyed the benefits of a strong U.S. economy. Kimberly Clark Corp. outperformed the Household Products group while Cendant Corp., a consumer services company, rose sharply on the heels of a $400 million investment by Liberty Media. Sears, J.C. Penney and Tandy, which we did not own, continued to go down and, therefore, contributed to relative performance.

Strong earnings growth in the third and fourth quarters suggests that the earnings recovery of 1999 is well underway. However, the constant presence of the Federal Reserve Board and the current love affair with Technology stocks may prevent a broad-based market rally from materializing in the near future. In our disciplined approach to stock selection, we continue to screen our research universe of over 1,000 large cap securities for companies that offer improving earnings fundamentals at discounted stock valuations.

PORTFOLIO MANAGER:  SANDIP A. BHAGAT, CFA

[TAMIC LOGO]

[TIMCO LOGO]

                                 THE TRAVELERS
                               GROWTH AND INCOME
                                 STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

[BAR GRAPH]

                                    1 Year    3 Years   5 Years
                                    ------    -------   -------
The Travelers Growth and
 Income Stock for Variable
 Annuities                          21.73%    27.26%    27.62%

Lipper Growth and Income
 Category Averages                  13.03%    17.32%    20.41%

This is a comparison of The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") versus Lipper Analytical Services' variable annuity composite index, which provides the average performance of variable annuity funds with similar objectives as of December 31, 1999. Lipper Analytical Services is a leading independent Variable Insurance Product Performance Analysis Service. The performance of the composite is net of all asset based fees such as mortality and expense charges and investment management fees. Performance reflects the charges associated with Universal Annuity, which became available on May 16, 1983. Contracts issued prior to May 16, 1983 have different contract charges that result in different performance than presented above.

Account GIS performance information is net of: 1) the 1.25% annual mortality and expense risk charge, and 2) investment management fees. The deduction of the $15 semi-annual administrative charge and the contingent deferred sales charge (5% maximum) is not reflected. The deduction of those charges would reduce any percentage increase or make greater any percentage decrease. Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost.

The following is the performance data required by SEC rules governing uniform performance reporting: one year 16.54%, five year 27.06% and ten year 15.63%. This performance is based on a $1,000 hypothetical investment and reflects deductions of all fees and charges including the semi-annual administrative charge and the maximum deferred sales charge of 5%.

The Lipper Growth and Income Category 5 year average return for fiscal years ending 1998 and 1997 were misstated in previous reports. The actual 5 year average for 1998 was 18.08% and 16.65% for 1997.

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS:
  Investment securities, at market value (cost $747,130,849) .......................... $ 1,076,626,784
  Receivables:
    Dividends .........................................................................         971,373
    Investment securities sold ........................................................          28,110
    Purchase payments and transfers from other Travelers accounts .....................         303,882
    Variation on futures margin .......................................................          85,000
  Other assets ........................................................................          67,941
                                                                                        ----------------

      Total Assets ....................................................................   1,078,083,090
                                                                                        ----------------

LIABILITIES:
  Cash overdraft ......................................................................         477,421
  Payables:
    Investment securities purchased ...................................................       1,905,493
    Contract surrenders and transfers to other Travelers accounts .....................       1,115,259
    Investment management and advisory fees ...........................................         155,707
    Insurance charges .................................................................         308,827
  Accrued liabilities .................................................................          62,535
                                                                                        ----------------

      Total Liabilities ...............................................................       4,025,242
                                                                                        ----------------

NET ASSETS:                                                                             $ 1,074,057,848
                                                                                        ================


                        See Notes to Financial Statements

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


INVESTMENT INCOME:
  Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $       11,327,579
  Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             640,493
                                                                                --------------------
    Total income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $         11,968,072

EXPENSES:
  Investment management and advisory fees . . . . . . . . . . . . . . . . . . .           5,840,016
  Insurance charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          11,420,141
                                                                                --------------------

    Total expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                   17,260,157
                                                                                                       ----------------------

       Net investment loss  . . . . . . . . . . . . . . . . . . . . . . . . . .                                   (5,292,085)
                                                                                                       ----------------------


REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS)
       ON INVESTMENT SECURITIES:
 Realized gain (loss) from investment security transactions:
    Proceeds from investment securities sold  . . . . . . . . . . . . . . . . .         556,397,281
    Cost of investment securities sold  . . . . . . . . . . . . . . . . . . . .         372,968,391
                                                                                --------------------

       Net realized gain (loss)   . . . . . . . . . . . . . . . . . . . . . . .                                  183,428,890


 Change in unrealized gain (loss) on investment securities:
    Unrealized gain at December 31, 1998  . . . . . . . . . . . . . . . . . . .         313,449,599
    Unrealized gain at December 31, 1999  . . . . . . . . . . . . . . . . . . .         329,495,935
                                                                                --------------------

       Net change in unrealized gain (loss) for the year  . . . . . . . . . . .                                   16,046,336
                                                                                                       ----------------------

            Net realized gain (loss) and change in unrealized gain (loss) . . .                                  199,475,226
                                                                                                       ----------------------

 Net increase in net assets resulting from operations   . . . . . . . . . . . .                          $       194,183,141
                                                                                                       ======================

                       See Notes to Financial Statements

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                                                         1999                        1998
                                                                                         ----                        ----
OPERATIONS:
  Net investment loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $          (5,292,085)     $          (2,586,058)
  Net realized gain (loss) from investment security transactions  . . . . . . .            183,428,890                 95,655,131
  Net change in unrealized gain (loss) on investment securities . . . . . . . .             16,046,336                105,075,282
                                                                                -----------------------    -----------------------

    Net increase in net assets resulting from operations  . . . . . . . . . . .            194,183,141                198,144,355
                                                                                -----------------------    -----------------------

UNIT TRANSACTIONS:
  Participant purchase payments
    (applicable to 2,777,936 and 3,313,169 units, respectively) . . . . . . . .             57,722,048                 55,597,200
  Participant transfers from other Travelers accounts
    (applicable to 4,293,186 and 5,422,153 units, respectively) . . . . . . . .             88,841,951                 90,631,767
  Administrative charges
    (applicable to 28,450 and 29,915 units, respectively) . . . . . . . . . . .               (620,057)                  (549,312)
  Contract surrenders
    (applicable to 3,595,965 and 3,114,020 units, respectively) . . . . . . . .            (75,854,139)               (53,155,177)
  Participant transfers to other Travelers accounts
    (applicable to 3,893,858 and 4,220,307 units, respectively) . . . . . . . .            (80,968,008)               (70,289,825)
  Other payments to participants
    (applicable to 203,710 and 164,728 units, respectively) . . . . . . . . . .             (4,323,110)                (2,822,777)
                                                                                -----------------------    -----------------------

    Net increase (decrease) in net assets resulting from unit transactions. . .            (15,201,315)                19,411,876
                                                                                -----------------------    -----------------------


       Net increase in net assets   . . . . . . . . . . . . . . . . . . . . . .            178,981,826                217,556,231

NET ASSETS:
 Beginning of year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            895,076,022                677,519,791
                                                                                -----------------------    -----------------------

 End of year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $       1,074,057,848      $         895,076,022
                                                                                =======================    =======================

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account GIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by Account GIS in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    FUTURES CONTRACTS. Account GIS may use stock index futures contracts as a substitute for the purchase or sale of individual securities. When Account GIS enters into a futures contract, it agrees to buy or sell a specified index of stocks at a future time for a fixed price, unless the contract is closed prior to expiration. Account GIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account GIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account GIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account GIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes associated with the futures contract.

    OPTIONS. Account GIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account GIS may sell the options before expiration. Options held by Account GIS are listed on either national securities exchanges or on over-the-counter markets and are short-term contracts with a duration of less than nine months. The market value of the options will be based on the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange, or in the absence of such price, the latest bid quotation.

    REPURCHASE AGREEMENTS. When Account GIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account GIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account GIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account GIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account GIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account GIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account GIS. Account GIS is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $448,158,682 and $508,559,481, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $4,991,875 and $4,087,252, respectively, for the year ended December 31, 1999. Realized gains and losses from investment security transactions are reported on an identified cost basis.

    Account GIS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $58,130 and $97,735 for the years ended December 31, 1999 and 1998, respectively.

    At December 31, 1999, Account GIS held 100 open S&P 500 Stock Index futures contracts expiring in March, 2000. The underlying face value, or notional value, of these contracts at December 31, 1999 amounted to $37,105,000. In connection with these contracts, short-term investments with a par value of $2,085,000 had been pledged as margin deposits.

    Net realized gains resulting from futures contracts were $3,444,687 and $2,690,651 for the years ended December 31, 1999 and 1998, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 1999 is shown on the Statement of Assets and Liabilities as a receivable for variation on futures margin.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at annual rates which start at 0.65% and decrease, as net assets increase, to 0.40% of Account GIS's average net assets. These fees are paid to Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. Pursuant to a subadvisory agreement between TAMIC and The Travelers Investment Management Company ("TIMCO"), an indirect wholly owned subsidiary of Citigroup Inc., TAMIC pays TIMCO a subadvisory fee calculated daily at annual rates which start at 0.45% and decrease, as net assets increase, to 0.20% of Account GIS's average net assets.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in our calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.0017% for contracts issued prior to May 16, 1983 and 1.25% on an annual basis for contracts issued on or after May 16, 1983. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    On contracts issued prior to May 16, 1983, The Travelers retained from Account GIS sales charges of $25,099 and $24,080 for the years ended December 31, 1999 and 1998, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $296,975 and $246,946 of contingent deferred sales charges for the years ended December 31, 1999 and 1998, respectively.

4.  NET ASSETS HELD ON BEHALF OF AN AFFILIATE

    Approximately $22,919,000 and $21,175,000 of the net assets of Account GIS were held on behalf of an affiliate of The Travelers as of December 31, 1999 and 1998, respectively. Transactions with this affiliate during the years ended December 31, 1999 and 1998, were comprised of participant purchase payments of approximately $761,000 and $675,000 and contract surrenders of approximately $2,546,000 and $1,930,000, respectively.

5.  NET CONTRACT OWNERS' EQUITY

                                                                                         DECEMBER 31, 1999
                                                                            --------------------------------------------
                                                                                              UNIT           NET
                                                                              UNITS          VALUE          ASSETS
                                                                              -----          -----          ------
    Accumulation phase of contracts issued prior to May 16, 1983  . . . . . 12,336,655    $    24.427   $    301,351,437
    Annuity phase of contracts issued prior to May 16, 1983 . . . . . . . .    309,288         24.427          7,555,070
    Accumulation phase of contracts issued on or after May 16, 1983 . . . . 32,564,037         23.436        763,177,055
    Annuity phase of contracts issued on or after May 16, 1983  . . . . . .     84,241         23.436          1,974,286
                                                                                                       ------------------

    Net Contract Owners' Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  1,074,057,848
                                                                                                       ==================

6.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each year.)


    Contracts issued prior to May 16, 1983

                                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                                              --------------------------------------------------
                                                                                1999      1998      1997      1996      1995
                                                                                ----      ----      ----      ----      ----
    SELECTED PER UNIT DATA:
       Total investment income . . . . . . . . . . . . . . . . . . . . .       $  .267   $  .243   $  .233   $  .216   $   .208
       Operating expenses  . . . . . . . . . . . . . . . . . . . . . . .          .347      .272      .201      .154       .123
                                                                              --------- --------- --------- --------- ----------

       Net investment income (loss)  . . . . . . . . . . . . . . . . . .         (.080)    (.029)     .032      .062       .085

       Unit value at beginning of year . . . . . . . . . . . . . . . . .        20.017    15.510    11.763     9.668      7.120
       Net realized and change in unrealized gains . . . . . . . . . . .         4.490     4.536     3.715     2.033      2.463
                                                                              --------- --------- --------- --------- ----------

       Unit value at end of year . . . . . . . . . . . . . . . . . . . .       $24.427   $20.017   $15.510   $11.763   $  9.668
                                                                              ========= ========= ========= ========= ==========

    SIGNIFICANT RATIOS AND ADDITIONAL DATA:
       Net increase in unit value  . . . . . . . . . . . . . . . . . . .       $  4.41   $  4.51   $  3.75   $  2.10   $   2.55
       Ratio of operating expenses to average net assets . . . . . . . .         1.60%     1.56%     1.45%     1.45%      1.45%
       Ratio of net investment income (loss) to average net assets . . .        (.37)%    (.16)%      .24%      .60%      1.02%
       Number of units outstanding at end of year (thousands)  . . . . .        12,646    13,894    15,194    16,554     17,896
       Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . .           47%       50%       64%       85%        96%

    Contracts issued on or after May 16, 1983

                                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                                              --------------------------------------------------
                                                                                1999      1998      1997      1996      1995
                                                                                ----      ----      ----      ----      ----
    SELECTED PER UNIT DATA:
       Total investment income . . . . . . . . . . . . . . . . . . . . .       $  .256   $  .234   $  .228   $  .212   $   .205
       Operating expenses  . . . . . . . . . . . . . . . . . . . . . . .          .385      .303      .228      .175       .140
                                                                              --------- --------- --------- --------- ----------

       Net investment income (loss)  . . . . . . . . . . . . . . . . . .         (.129)    (.069)     .000      .037       .065

       Unit value at beginning of year . . . . . . . . . . . . . . . . .        19.253    14.955    11.371     9.369      6.917
       Net realized and change in unrealized gains . . . . . . . . . . .         4.312     4.367     3.584     1.965      2.387
                                                                              --------- --------- --------- --------- ----------

       Unit value at end of year . . . . . . . . . . . . . . . . . . . .       $23.436   $19.253   $14.955   $11.371   $  9.369
                                                                              ========= ========= ========= ========= ==========

    SIGNIFICANT RATIOS AND ADDITIONAL DATA:
       Net increase in unit value  . . . . . . . . . . . . . . . . . . .       $  4.18   $  4.30   $  3.58   $  2.00   $   2.45
       Ratio of operating expenses to average net assets . . . . . . . .         1.85%     1.81%     1.70%     1.70%      1.70%
       Ratio of net investment income (loss) to average net assets . . .        (.62)%    (.41)%      .00%      .36%       .79%
       Number of units outstanding at end of year (thousands)  . . . . .        32,648    32,051    29,545    27,578     26,688
       Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . .           47%       50%       64%       85%        96%

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1999

                                     NO. OF          MARKET
                                     SHARES           VALUE
                                   ------------    ------------
COMMON STOCKS (95.4%)

AEROSPACE (0.6%)
  Boeing Co.                           108,430   $   4,506,622
  General Dynamics Corp.                30,400       1,603,600
                                                 --------------
                                                     6,110,222
                                                 --------------

AIRLINES (0.2%)
  AMR Corp. (A)                         10,980         735,660
  Delta Airlines, Inc.                  33,200       1,653,775
                                                 --------------
                                                     2,389,435
                                                 --------------
AUTOMOTIVE (1.3%)
  Ford Motor Co.                        95,300       5,092,594
  General Motors Corp.                  73,000       5,306,187
  Lear Corporation (A)                  46,800       1,497,600
  Navistar International
   Corp. (A)                            46,900       2,221,888
                                                 --------------
                                                    14,118,269
                                                 --------------
BANKING (5.7%)
  AmSouth Bancorporation               131,400       2,537,663
  Bank of America Corp.                124,224       6,234,492
  Bank of New York                      93,000       3,720,000
  Bank One Corp.                       118,664       3,804,664
  Capital One Financial Corp.           45,300       2,182,894
  Chase Manhattan Corp.                 93,804       7,287,398
  Comerica, Inc.                        25,150       1,174,191
  Fifth Third BanCorp.                  24,600       1,804,257
  First Union Corp.                    115,700       3,796,406
  Firstar Corp.                        105,000       2,218,125
  FleetBoston Financial Corp.          110,822       3,857,991
  J.P. Morgan & Company, Inc.           14,200       1,798,075
  MBNA Corp.                           133,300       3,632,425
  National City Corp.                   73,600       1,743,400
  SouthTrust Corp.                      57,500       2,172,425
  State Street Corp.                    27,300       1,994,606
  Summit BanCorp                        42,600       1,304,625
  SunTrust Banks, Inc.                  36,100       2,484,131
  Washington Mutual                     70,000       1,820,000
  Wells Fargo & Co.                    139,230       5,630,113
                                                 --------------
                                                    61,197,881
                                                 --------------
BEVERAGE (1.8%)
  Anheuser-Busch Cos.                   60,100       4,259,588
  Coca-Cola Co.                        185,800      10,822,850
  PepsiCo, Inc.                        115,700       4,078,425
                                                 --------------
                                                    19,160,863
                                                 --------------
BROKERAGE (2.3%)
  Charles Schwab Corp.                  71,600       2,747,650
  Lehman Brothers Holdings, Inc.        51,900       4,395,281
  Merrill Lynch & Co.                   71,800       5,995,300
  Morgan Stanley Dean
   Witter & Co.                         80,925      11,552,044
                                                 --------------
                                                    24,690,275
                                                 --------------
BUILDING MATERIALS (0.2%)
  Masco Corp.                           70,800       1,796,550
                                                 --------------

CAPITAL GOODS (1.5%)
  Applied Materials, Inc. (A)           48,100       6,092,168
  Honeywell International, Inc.         91,812       5,296,405
  Nucor Corp.                           15,500         849,594
  Tellabs, Inc. (A)                     23,400       1,501,257
  TRW, Inc.                             45,200       2,347,575
                                                 --------------
                                                    16,086,999
                                                 --------------
CHEMICALS (1.3%)
  Dow Chemical Co.                      23,900       3,193,637
  E.I Dupont  de Nemours & Co.          92,456       6,090,539
  Monsanto Co.                          73,700       2,625,562
  Praxair, Inc.                         15,000         754,688
  Rohm & Haas Co.                       41,900       1,704,806
                                                 --------------
                                                    14,369,232
                                                 --------------
CONGLOMERATES (5.3%)
  Emerson Electric Co.                  24,000       1,377,000
  General Electric Co.                 271,600      42,030,100
  Minnesota Mining &
   Manufacturing Co.                    21,600       2,114,100
  Tyco International Ltd.              235,700       9,162,838
  United Technologies Corp.             37,900       2,463,500
                                                 --------------
                                                    57,147,538
                                                 --------------
CONSTRUCTION MACHINE (0.5%)
  Briggs & Stratton Corp.               38,900       2,086,013
  Caterpillar, Inc.                     22,300       1,049,494
  Ingersoll-Rand Co.                    39,300       2,163,956
                                                 --------------
                                                     5,299,463
                                                 --------------
CONSUMER (2.3%)
  Black & Decker Corp.                  12,200         637,450
  Clorox Co.                            44,000       2,216,500
  Colgate-Palmolive Co.                 35,100       2,281,500
  Gillette Co.                          56,184       2,314,079
  Kimberly Clark Corp.                  58,660       3,827,565
  Maytag Corp.                          29,200       1,401,600
  Pall Corp.                            70,700       1,524,469
  Procter & Gamble Co.                  84,000       9,203,250
  Unilever N V                          36,721       1,998,999
                                                 --------------
                                                    25,405,412
                                                 --------------
DEFENSE (0.4%)
  Lockheed Martin Corp.                149,300       3,265,937
  Raytheon Co.                          36,300         964,219
                                                 --------------
                                                     4,230,156
                                                 --------------
ENTERTAINMENT (1.3%)
  Carnival Corp.                        46,300       2,213,719
  Seagram Co. Ltd.                      66,700       2,997,331
  Viacom, Inc. (A)                      40,426       2,443,246
  Walt Disney Co.                      234,265       6,852,251
                                                 --------------
                                                    14,506,547
                                                 --------------


                                     NO. OF          MARKET
                                     SHARES           VALUE
                                   ------------    ------------
FINANCE (1.5%)
  American Express Co.                  55,800   $   9,276,750
  Countrywide Credit                    40,200       1,015,050
  Household International               79,700       2,968,825
  Providian Financial Corp.             36,500       3,323,781
                                                 --------------
                                                    16,584,406
                                                 --------------
FOOD (1.5%)
  General Mills, Inc.                   64,300       2,298,725
  H.J. Heinz Co.                        45,400       1,807,487
  Kellogg Co.                           53,300       1,642,306
  McDonalds Corp.                      105,000       4,232,813
  Sara Lee Corp.                       105,000       2,316,563
  Sysco Corp.                           74,600       2,951,363
  Tricon Global Restaurants (A)         31,000       1,197,375
                                                 --------------
                                                    16,446,632
                                                 --------------
HEALTHCARE (0.8%)
  Abbott Laboratories                   90,000       3,268,125
  Cardinal Health, Inc.                 30,900       1,479,338
  Columbia/HCA Healthcare Corp.        103,800       3,042,637
  Wellpoint Health Networks Inc. (A)    14,500         956,094
                                                 --------------
                                                     8,746,194
                                                 --------------
INDEPENDENT ENERGY (0.1%)
  Apache Corp                           36,900       1,362,994
                                                 --------------

INSURANCE (2.8%)
  Aetna, Inc.                           26,600       1,484,613
  Allstate Corp.                       122,950       2,950,800
  Ambac Financial Group, Inc.           31,000       1,617,812
  American General Corp.                21,200       1,608,550
  American International Group, Inc.   138,792      15,006,885
  Everest Reinsurance Holdings          31,000         691,688
  Hartford Financial Services Group     32,400       1,534,950
  Jefferson Pilot Corp.                 35,800       2,443,350
  MBIA, Inc.                            38,900       2,054,406
  20th Century Industries               35,200         679,800
                                                 --------------
                                                    30,072,854
                                                 --------------
INTEGRATED ENERGY (4.4%)
  Atlantic Richfield Co.                35,300       3,053,450
  Chevron Corp.                         53,700       4,651,762
  Conoco, Inc.                          55,904       1,390,612
  Exxon Mobil Corp.                    286,198      23,056,826
  Kerr Mcgee Corp.                      46,900       2,907,800
  Royal Dutch Petroleum Co.            167,700      10,135,369
  Texaco, Inc.                          44,700       2,427,769
                                                 --------------
                                                    47,623,588
                                                 --------------
MEDIA (3.1%)
  AMFM, Inc. (A)                        25,500       1,995,375
  CBS Corp. (A)                         63,800       4,079,212
  Clear Channel
   Communications, Inc. (A)             26,730       2,385,653
  Comcast Corp.                         61,200       3,092,516
  Gannett Company, Inc.                 40,500       3,303,281
  Interpublic Group Companies, Inc.     50,600       2,918,987
  Meredith Corp.                        40,300       1,680,006
  New York Times Co.                    57,500       2,824,688
  Time Warner, Inc.                    118,400       8,576,600
  Times Mirror Co.                      32,600       2,184,200
                                                 --------------
                                                    33,040,518
                                                 --------------
METALS (0.7%)
  Alcoa, Inc.                           41,972       3,483,676
  Barrick Gold Corp.                    69,200       1,223,975
  Phelps Dodge Corp.                    24,200       1,624,425
  W.R. Grace & Co. (A)                 108,200       1,501,275
                                                 --------------
                                                     7,833,351
                                                 --------------
NATURAL GAS PIPELINE (0.5%)
  El Paso Energy Corp.                  25,800       1,001,362
  Enron Corp.                           74,500       3,305,938
  Williams Cos.                         46,400       1,418,100
                                                 --------------
                                                     5,725,400
                                                 --------------
OIL FIELD (0.4%)
  Baker Hughes Inc.                     31,000         652,938
  Halliburton Co.                       35,900       1,444,975
  Schlumberger Ltd.                     43,300       2,435,625
                                                 --------------
                                                     4,533,538
                                                 --------------
PAPER (0.7%)
  Georgia-Pacific Group                 47,400       2,405,550
  International Paper Co.               46,700       2,635,631
  Mead Corp.                            29,150       1,266,203
  Weyerhaeuser Co.                      10,800         775,575
                                                 --------------
                                                     7,082,959
                                                 --------------
PHARMACEUTICALS (7.1%)
  Allergan, Inc.                        62,000       3,084,500
  American Home Products Corp.          77,400       3,052,463
  Amgen, Inc. (A)                      122,500       7,353,834
  Baxter International, Inc.            58,700       3,687,094
  Bristol-Myers Squibb Co.             139,900       8,979,831
  CVS Corp.                             61,100       2,440,181
  Eli Lilly & Co.                       67,700       4,502,050
  Johnson & Johnson                    132,500      12,339,062
  Merck & Co, Inc.                     193,100      12,949,769
  Pfizer, Inc.                         258,490       8,384,769
  Pharmacia & Upjohn, Inc.              21,300         958,500
  Schering-Plough Corp.                 78,900       3,328,594
  Warner-Lambert Co.                    63,800       5,227,612
                                                 --------------
                                                    76,288,259
                                                 --------------
RAILROADS (0.1%)
  Union Pacific Corp.                   35,800       1,561,775
                                                 --------------

REFINING (0.1%)
  Tosco Corp.                           25,400         690,563
                                                 --------------

RETAILERS (5.4%)
  Bed Bath & Beyond, Inc. (A)           47,200       1,635,777
  Circuit City Stores, Inc.             44,600       2,009,787
  Costco Wholesale Corp. (A)            29,500       2,690,955
  Dayton Hudson Corp.                   61,300       4,501,719
  Federated Department Stores,
    Inc. (A)                            53,200       2,689,925
  Gap, Inc.                             53,350       2,454,100
  Home Depot, Inc.                     190,047      13,030,097
  Lowe's Cos., Inc.                     48,000       2,868,000
  TJX Companies Inc.                    70,900       1,449,019
  Wal-Mart Stores, Inc.                354,200      24,484,075
                                                 --------------
                                                    57,813,454
                                                 --------------


                                     NO. OF          MARKET
                                     SHARES          VALUE
                                   ------------   -------------
SERVICES (6.9%)
  Cendant Corp. (A)                    148,500   $   3,944,531
  Medtronic, Inc.                       97,300       3,545,369
  Microsoft (A)                        435,000      50,772,678
  Oracle Corp. (A)                     139,987      15,682,926
                                                 --------------
                                                    73,945,504
                                                 --------------
SUPERMARKETS (0.4%)
  Kroger Co. (A)                        70,300       1,326,912
  Safeway, Inc. (A)                     68,830       2,447,767
                                                 --------------
                                                     3,774,679
                                                 --------------
TECHNOLOGY (19.7%)
  America Online, Inc. (A)             207,200      15,630,650
  Analog Devices, Inc. (A)              30,800       2,864,400
  Automatic Data Processing             41,400       2,230,425
  BMC Software, Inc. (A)                50,300       4,019,287
  Cisco Systems, Inc. (A)              267,650      28,663,656
  Compaq Computer Corp.                131,868       3,568,678
  Computer Associates International     42,800       2,993,325
  Compuware Corp. (A)                   85,100       3,167,320
  Corning, Inc.                         26,500       3,416,844
  Dell Computer Corp. (A)              185,320       9,445,538
  Eastman Kodak Co.                     23,400       1,550,250
  Electronic Data Systems Corp.         56,200       3,761,888
  EMC Corp. (A)                         70,600       7,713,050
  Gateway Inc. (A)                      19,800       1,426,837
  Hewlett Packard Co.                   87,200       9,935,350
  Intel Corp.                          285,720      23,509,413
  International Business
   Machines Corp.                      150,000      16,200,000
  Lexmark International Group,
   Inc. (A)                             28,900       2,615,450
  Micron Technologies, Inc. (A)         27,800       2,161,450
  Motorola, Inc.                        57,100       8,407,975
  PerkinElmer, Inc.                     70,400       2,934,800
  QUALCOMM, Inc. (A)                    70,000      12,326,566
  Safeguard Scientifics, Inc.           12,800       2,074,400
  Seagate Technology, Inc. (A)          44,800       2,086,000
  Solectron Corp. (A)                   24,500       2,330,562
  Sun Microsystems, Inc. (A)           156,800      12,137,308
  Teradyne, Inc. (A)                    46,300       3,055,800
  Texas Instruments, Inc.               71,500       6,926,562
  3Com Corp. (A)                        49,400       2,320,259
  Xilinx, Inc. (A)                      53,000       2,409,846
  Yahoo, Inc. (A)                       22,720       9,831,371
                                                 --------------
                                                   211,715,260
                                                 --------------
TELECOMMUNICATIONS (11.4%)
  ALLTEL Corp.                          37,800       3,125,588
  AT&T Corp.                           266,545      13,527,159
  Bell Atlantic Corp.                  103,858       6,393,758
  BellSouth Corp.                       92,700       4,339,519
  CenturyTel, Inc.                      78,250       3,707,094
  Global Crossing, Ltd.                 64,800       3,237,978
  GTE Corp.                             54,000       3,810,375
  Lucent Technologies, Inc.            258,098      19,308,957
  MCI Worldcom, Inc. (A)               248,627      13,184,986
  MediaOne Group, Inc. (A)              56,900       4,370,631
  Nextel Communications, Inc. (A)       61,500       6,340,269
  Nortel Networks Corp.                105,300      10,635,300
  SBC Communications, Inc.             284,718      13,880,003
  Sprint Corp. - Fon Group             101,012       6,799,370
  Sprint Corp. - PCS Group (A)          67,553       6,924,182
  US West, Inc.                         43,870       3,158,640
                                                 --------------
                                                   122,743,809
                                                 --------------
TEXTILE (0.2%)
  Nike Inc.                             44,100       2,185,706
                                                 --------------

TOBACCO (0.5%)
  Loews Corp.                           13,800         837,487
  Philip Morris Cos.                   217,300       5,038,644
                                                 --------------
                                                     5,876,131
                                                 --------------
TRANSPORTATION SERVICES (0.2%)
  FDX Corp. (A)                         48,300       1,977,281
                                                 --------------

U.S. AGENCY (1.0%)
  Federal Home Loan Mortgage Corp.      80,400       3,783,825
  Federal National Mortgage
   Association                         101,100       6,312,431
                                                 --------------
                                                    10,096,256
                                                 --------------
UTILITIES (1.2%)
  AES Corp. (A)                         36,500       2,728,375
  Central & South West Corp.            71,200       1,424,000
  Edison International                  83,600       2,189,275
  FPL Group, Inc.                       40,200       1,721,062
  Peco Energy Co.                       70,500       2,449,875
  Southern Co.                          37,100         871,850
  Texas Utilities Co.                   51,800       1,842,138
                                                 --------------
                                                    13,226,575
                                                 --------------
   TOTAL COMMON STOCK
    (COST $697,976,696)                          1,027,456,528
                                                 --------------


                                           PRINCIPAL        MARKET
                                            AMOUNT           VALUE
                                          ------------    ------------
SHORT-TERM INVESTMENTS (4.6%)

 COMMERCIAL PAPER (4.4%)
  Ford Motor Credit Co.,
   6.73% due January 13, 2000           $  15,000,000   $  14,969,985
  G.E. Capital Corp.,
   6.53% due February 2, 2000              15,750,000      15,669,313
  Harvard University,
   5.07% due January 4, 2000                2,500,000       2,498,472
  Household Financial Corp.,
   4.06% due January 3, 2000                2,309,000       2,308,487
  Morgan Stanley Dean Witter & Co.,
   6.41% due February 28, 2000             10,000,000       9,906,580
  Tampa Electric Co.,
   6.36% due January 18, 2000               1,730,000       1,725,194
                                                        --------------
                                                           47,078,031
                                                        --------------
 U.S. TREASURY (0.2%)
  United States of America Treasury,
   5.40% due March 16, 2000 (B)               650,000         642,105
  United States of America Treasury,
   4.83% due April 27, 2000 (B)             1,475,000       1,450,120
                                                        --------------
                                                            2,092,225
                                                        --------------

  TOTAL SHORT-TERM
   INVESTMENTS (COST $49,154,153)                          49,170,256
                                                        --------------

                                           NOTIONAL
                                             VALUE
                                          ------------
FUTURES CONTRACTS (0.0%)

  S&P 500 Stock Index,
   Exp. March, 2000 (C)                 $  37,105,000               -
                                                       ---------------

  TOTAL INVESTMENTS (100%)
   (COST $747,130,849) (D)                             $1,076,626,784
                                                       ==============

NOTES

(A)   Non-income Producing Security.

(B) Par value of $2,085,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account GIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account GIS uses futures contracts as a substitute for holding individual securities.

 (D) At December 31, 1999, net unrealized appreciation for all securities was $329,495,935. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $362,297,427 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $32,801,492.

                       See Notes to Financial Statements

                          INDEPENDENT AUDITORS' REPORT

To the Board of Managers and the Owners of Variable Annuity Contracts of The Travelers Growth and Income Stock Account for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of The Travelers Growth and Income Stock Account for Variable Annuities, including the statement of investments, as of December 31, 1999, and the related statements of operations, changes in net assets and the selected per unit data and ratios for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The accompanying statement of changes in net assets for the year ended December 31, 1998 and selected per unit data and ratios for each of the years in the four-year period ended December 31, 1998 were audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on that statement of changes in net assets and those selected per unit data and ratios.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investment securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Growth and Income Stock Account for Variable Annuities as of December 31, 1999, and the results of its operations, changes in net assets and the selected per unit data and ratios for the year then ended, in conformity with generally accepted accounting principles.

                                  /s/ KPMG LLP

Hartford, Connecticut
February 18, 2000

                                  THE TRAVELERS
                              QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Quality Bond Account for Variable Annuities ("Account QB") returned 0.78% for the year versus 0.39% for The Lehman Intermediate Government/Corporate Bond Index (The Lehman Intermediate Government/Corporate Bond Index is a combination of publicly issued intermediate and long-term U.S. government bonds and corporate bonds). Account QB outperformed it's benchmark by 39 basis points for the year.

In the U.S., the decade closed out with peace and prosperity. Rolling 12-month core inflation and unemployment both hit 30-year lows, while consumer confidence hit a 30-year high and productivity a 7-year high. Housing and auto activity broke records, but both contributed to some small inflationary signs and began to taper as interest rates had some minor impact. Consumers continued to drive the economy by spending. The savings rate dropped to negative territory, as compared to income, but this is justified in consumers' minds by enormous wealth creation powered by the stock market. Spending as a fraction of assets is actually low. The budget surplus and trade deficit both widened, while the dollar hit euro parity. The year pulled the U.S. economic expansion to within two months of shattering an all-time longevity record. In the process, it brought the Treasury curve higher by 179 basis points at the 10-year level to 6.44% and surged equities once again, the Standard & Poor's 500 Stock Index exceeding a 20% total return for the fifth year in a row. The Federal Open Market Committee which has responded to the worldwide spread of an Asian economic crisis in 1998 with three decreases in the overnight lending rate, reversed those moves with three 25 basis point tightenings in 1999, as economies recovered from 1998's downturn and no longer put outside pressure on the U. S.'s safe dollar investments. Thus, while rates rose substantially throughout this past year, much of it was a cancellation of a temporary loose-money policy from the prior year that was driven by international, not domestic, forces. Prior to the Asian crisis, the Federal Reserve Board ("Fed") already had a tightening bias due to America's own high speed economy.

The bond market is therefore bearish, having priced in 75 more points of Fed tightening in the first six months of the year. Higher rates are not drawing as much attention to bonds as they normally would, given the type of equity returns seen recently. This complacency indicates that rate-increase anticipation is warranted. We are therefore of a slightly short-duration mindset, remaining very close to neutral due to the negative sentiment that has already been priced in. The risk to an upward rate surprise lies in the potential for the market to view the Fed as being behind the curve in the control of inflation. Additionally, a weakening of the dollar would also contribute to rising rates.

Spreads have tightened since their wide levels last summer but remain historically high and therefore could continue to tighten 20-25 basis points in the next 6-12 months. Dealer appetite bouncing back after position-reductions following 1998's crisis and Y2K should push this trend. An opposing spread force remains the fact that government debt will probably continue to decrease, thereby lowering treasury yields. We maintain our overweight position in spread product, as the above-normal spread advantage should outweigh any spread volatility.

PORTFOLIO MANAGER:  F. DENNEY VOSS

                                  [TAMIC LOGO]

                                  THE TRAVELERS
                              QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

[BAR GRAPH]

                                    1 Year    3 Years   5 Years
                                    ------    -------   -------
The Travelers Quality Bond
 Account for Variable
 Annuities                          0.78%      4.72%     6.33%

Lipper Short Intermediate
 Investment Grade Debt
 Category Average                   0.53%      3.49%     4.67%


This is a comparison of The Travelers Quality Bond Account for Variable Annuities ("Account QB") versus Lipper Analytical Services' variable annuity composite index, which provides the average performance of variable annuity funds with similar objectives as of December 31, 1999. Lipper Analytical Services is a leading independent Variable Insurance Product Performance Analysis Service. The performance of the composite is net of all asset based fees such as mortality and expense charges and investment management fees. Performance reflects the charges associated with Universal Annuity, which became available on May 16, 1983. Contracts issued prior to May 16, 1983 have different contract charges that result in different performance than presented above.

Account QB performance information is net of: 1) the 1.25% annual mortality and expense risk charge, and 2) investment management fees. The deduction of the $15 semi-annual administrative charge and the contingent deferred sales charge (5% maximum) is not reflected. The deduction of those charges would reduce any percentage increase or make greater any percentage decrease. Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost.

The following is the performance data required by SEC rules governing uniform performance reporting: one year -4.39%, five year 5.36% and ten year 5.84%. This performance is based on a $1,000 hypothetical investment and reflects deductions of all fees and charges including the semi-annual administrative charge and the maximum deferred sales charge of 5%.

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999

ASSETS:
 Investment securities, at market value (cost $139,481,975) . . . . . . . . . . . . . . . . . . .         $       136,287,761
 Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     203,921
 Receivables:
    Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,557,887
    Purchase payments and transfers from other Travelers accounts . . . . . . . . . . . . . . . .                     115,240
 Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       1,842
                                                                                                          --------------------

       Total Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 139,166,651
                                                                                                          --------------------

LIABILITIES:
 Payables:
    Contract surrenders and transfers to other Travelers accounts . . . . . . . . . . . . . . . .                     247,964
    Investment management and advisory fees . . . . . . . . . . . . . . . . . . . . . . . . . . .                      11,106
    Insurance charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      40,319
 Accrued liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         938
                                                                                                          --------------------

       Total Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     300,327
                                                                                                          --------------------

NET ASSETS:                                                                                               $       138,866,324
                                                                                                          ====================


                        See Notes to Financial Statements

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


INVESTMENT INCOME:
 Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $      9,993,418

EXPENSES:
 Investment management and advisory fees  . . . . . . . . . . . . . . . . . . . . . . . .    $       495,204
 Insurance charges  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,815,678
                                                                                            -----------------

    Total expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                2,310,882
                                                                                                                  -----------------

      Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                7,682,536
                                                                                                                  -----------------


REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS)
      ON INVESTMENT SECURITIES:
 Realized gain (loss) from investment security transactions:
    Proceeds from investment securities sold  . . . . . . . . . . . . . . . . . . . . . .        522,959,789
    Cost of investment securities sold  . . . . . . . . . . . . . . . . . . . . . . . . .        526,224,337
                                                                                            -----------------


      Net realized gain (loss)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               (3,264,548)


 Change in unrealized gain (loss) on investment securities:
    Unrealized loss at December 31, 1998  . . . . . . . . . . . . . . . . . . . . . . . .             (6,261)
    Unrealized loss at December 31, 1999  . . . . . . . . . . . . . . . . . . . . . . . .         (3,194,214)
                                                                                            -----------------


      Net change in unrealized gain (loss) for the year . . . . . . . . . . . . . . . . .                             (3,187,953)
                                                                                                                  -----------------


            Net realized gain (loss) and change in unrealized gain (loss)   . . . . . . .                               (6,452,501)
                                                                                                                  -----------------


 Net increase in net assets resulting from operations   . . . . . . . . . . . . . . . . .                          $     1,230,035
                                                                                                                  =================


                        See Notes to Financial Statements

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                                                       1999                         1998
                                                                                       ----                         ----
OPERATIONS:
 Net investment income  . . . . . . . . . . . . . . . . . . . . . . . . . .    $           7,682,536        $           7,612,761
 Net realized gain (loss) from investment security transactions   . . . . .               (3,264,548)                   4,823,305
 Net change in unrealized gain (loss) on investment securities  . . . . . .               (3,187,953)                  (1,701,374)
                                                                              -----------------------      -----------------------


    Net increase in net assets resulting from operations  . . . . . . . . .                1,230,035                   10,734,692
                                                                              -----------------------      -----------------------

UNIT TRANSACTIONS:
 Participant purchase payments
    (applicable to 1,784,107 and 2,278,275 units, respectively)   . . . . .               10,308,965                   12,701,859
 Participant transfers from other Travelers accounts
    (applicable to 2,515,938 and 3,679,128 units, respectively)   . . . . .               14,547,000                   20,644,939
 Administrative charges
    (applicable to 15,591 and 17,717 units, respectively) . . . . . . . . .                  (90,289)                    (100,331)
 Contract surrenders
    (applicable to 3,295,199 and 2,743,477 units, respectively) . . . . . .              (19,155,386)                 (15,435,681)
 Participant transfers to other Travelers accounts
    (applicable to 5,288,415 and 4,063,248 units, respectively) . . . . . .              (30,584,506)                 (22,650,450)
 Other payments to participants
    (applicable to 194,998 and 206,656 units, respectively)   . . . . . . .               (1,142,207)                  (1,173,615)
                                                                              -----------------------      -----------------------

    Net decrease in net assets resulting from unit transactions . . . . . .              (26,116,423)                  (6,013,279)
                                                                              -----------------------      -----------------------



       Net increase (decrease) in net assets  . . . . . . . . . . . . . . .              (24,886,388)                   4,721,413


NET ASSETS:
 Beginning of year  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              163,752,712                  159,031,299
                                                                              -----------------------      -----------------------

 End of year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $         138,866,324        $         163,752,712
                                                                              =======================      =======================


                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Quality Bond Account for Variable Annuities ("Account QB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account QB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by Account QB in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    FUTURES CONTRACTS. Account QB may use interest rate futures contracts as a substitute for the purchase or sale of individual securities. When Account QB enters into a futures contract, it agrees to buy or sell specified debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account QB is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account QB's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account QB are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account QB holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the debt securities associated with the futures contract.

    REPURCHASE AGREEMENTS. When Account QB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account QB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account QB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account QB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account QB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account QB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account QB. Account QB is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities) were $237,492,487 and $212,423,379, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $239,438,684 and $268,866,956, respectively, for the year ended December 31, 1999. Realized gains and losses from investment security transactions are reported on an identified cost basis.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account QB's average net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Citigroup Inc.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in our calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.0017% for contracts issued prior to May 16, 1983 and 1.25% on an annual basis for contracts issued on or after May 16, 1983. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    On contracts issued prior to May 16, 1983, The Travelers retained from Account QB sales charges of $7,024 and $8,940 for the years ended December 31, 1999 and 1998, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $85,184 and $70,717 of contingent deferred sales charges for the years ended December 31, 1999 and 1998, respectively.

4.  NET ASSETS HELD ON BEHALF OF AN AFFILIATE

    Approximately $310,000 and $457,000 of the net assets of Account QB were held on behalf of an affiliate of The Travelers as of December 31, 1999 and 1998, respectively. Transactions with this affiliate during the years ended December 31, 1999 and 1998, were comprised of participant purchase payments of approximately $105,000 and $112,000 and contract surrenders of approximately $249,000 and $74,000, respectively.

5.  NET CONTRACT OWNERS' EQUITY

                                                                                              DECEMBER 31, 1999
                                                                              ----------------------------------------------------

                                                                                                    UNIT                 NET
                                                                                   UNITS           VALUE               ASSETS
                                                                                   -----           -----               ------
Accumulation phase of contracts issued prior to May 16, 1983  . . . . . . .         6,108,924   $     6.055     $       36,996,241
Annuity phase of contracts issued prior to May 16, 1983 . . . . . . . . . .           115,366         6.055                698,668
Accumulation phase of contracts issued on or after May 16, 1983 . . . . . .        17,404,205         5.810            101,124,507
Annuity phase of contracts issued on or after May 16, 1983  . . . . . . . .             8,073         5.810                 46,908
                                                                                                               --------------------

Net Contract Owners' Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $      138,866,324
                                                                                                               ====================

6.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each year.)

    Contracts issued prior to May 16, 1983

                                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                                              --------------------------------------------------
                                                                                1999      1998      1997      1996      1995
                                                                                ----      ----      ----      ----      ----
    SELECTED PER UNIT DATA:
       Total investment income . . . . . . . . . . . . . . . . . . . . .       $  .393   $  .363   $  .353   $  .379   $   .328
       Operating expenses  . . . . . . . . . . . . . . . . . . . . . . .          .080      .076      .071      .067       .063
                                                                              --------- --------- --------- --------- ----------

       Net investment income . . . . . . . . . . . . . . . . . . . . . .          .313      .287      .282      .312       .265

       Unit value at beginning of year . . . . . . . . . . . . . . . . .         5.994     5.593     5.234     5.050      4.400
       Net realized and change in unrealized gains (losses)  . . . . . .         (.252)     .114      .077     (.128)      .385
                                                                              --------- --------- --------- --------- ----------

       Unit value at end of year . . . . . . . . . . . . . . . . . . . .       $ 6.055   $ 5.994   $ 5.593   $ 5.234   $  5.050
                                                                              ========= ========= ========= ========= ==========

    SIGNIFICANT RATIOS AND ADDITIONAL DATA:
       Net increase in unit value  . . . . . . . . . . . . . . . . . . .       $   .06   $   .40   $   .36   $   .18   $    .65
       Ratio of operating expenses to average net assets . . . . . . . .         1.33%     1.33%     1.33%     1.33%      1.33%
       Ratio of net investment income to average net assets  . . . . . .         5.22%     4.96%     5.25%     6.12%      5.54%
       Number of units outstanding at end of year (thousands)  . . . . .         6,224     6,880     7,683     8,549      9,325
       Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . .          340%      438%      196%      176%       138%

    Contracts issued on or after May 16, 1983

                                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                                              --------------------------------------------------
                                                                                1999      1998      1997      1996      1995
                                                                                ----      ----      ----      ----      ----
    SELECTED PER UNIT DATA:

       Total investment income . . . . . . . . . . . . . . . . . . . . .       $  .378   $  .350   $  .342   $  .368   $   .319
       Operating expenses  . . . . . . . . . . . . . . . . . . . . . . .          .091      .088      .082      .078       .073
                                                                              --------- --------- --------- --------- ----------

       Net investment income . . . . . . . . . . . . . . . . . . . . . .          .287      .262      .260      .290       .246

       Unit value at beginning of year . . . . . . . . . . . . . . . . .         5.765     5.393     5.060     4.894      4.274
       Net realized and change in unrealized gains (losses)  . . . . . .         (.242)     .110      .073     (.124)      .374
                                                                              --------- --------- --------- --------- ----------

       Unit value at end of year . . . . . . . . . . . . . . . . . . . .       $ 5.810   $ 5.765   $ 5.393   $ 5.060   $  4.894
                                                                              ========= ========= ========= ========= ==========

    SIGNIFICANT RATIOS AND ADDITIONAL DATA:
       Net increase in unit value  . . . . . . . . . . . . . . . . . . .       $   .04   $   .37   $   .33   $   .17   $    .62
       Ratio of operating expenses to average net assets . . . . . . . .         1.57%     1.57%     1.57%     1.57%      1.57%
       Ratio of net investment income to average net assets  . . . . . .         4.97%     4.71%     5.00%     5.87%      5.29%
       Number of units outstanding at end of year (thousands)  . . . . .        17,412    21,251    21,521    24,804     27,066
       Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . .          340%      438%      196%      176%       138%

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 1999


                                    PRINCIPAL        MARKET
                                     AMOUNT           VALUE
                                   ------------    ------------
BONDS (86.7%)

AIRLINES (1.2%)
  Delta Airlines, Inc.,
   9.25% Sinking Fund, 2007      $   1,575,087   $   1,577,955
                                                 --------------

BANKING (4.1%)
  Banponce Financial Corp.,
   7.30% Debentures, 2002            4,100,000       4,094,293
  MBNA American Bank NA,
   6.00% Debentures, 2000            1,500,000       1,482,259
                                                 --------------
                                                     5,576,552
                                                 --------------
FINANCE (19.2%)
  Comdisco, Inc.,
   7.25% Debentures, 2001            6,800,000       6,755,752
  FINOVA Capital Corp.,
   6.25% Debentures, 2002            7,500,000       7,288,845
  Orix Credit Alliance,
   6.78% Debentures, 2001            5,900,000       5,843,431
  Osprey Holdings, Inc.,
   8.31% Debentures, 2003            6,300,000       6,259,548
                                                 --------------
                                                    26,147,576
                                                 --------------
FOOD (5.6%)
  Nabisco, Inc.,
   6.70% Debentures, 2002            7,800,000       7,647,377
                                                 --------------

GAMING (5.1%)
  Park Place Entertainment,
   7.95% Debentures, 2003            7,000,000       6,937,658
                                                 --------------

HEALTHCARE (3.4%)
  Columbia/HCA Healthcare Corp.,
   6.87% Debentures, 2003            5,000,000       4,655,915
                                                 --------------

INSURANCE (3.4%)
  USAA Capital Corp.,
   7.05 Debentures, 2006             4,700,000       4,601,897
                                                 --------------

INTEGRATED ENERGY (5.3%)
  Noram Energy Corp.,
   7.50% Debentures, 2000            7,250,000       7,282,321
                                                 --------------

LODGING (4.9%)
  Marriott International, Inc.,
   7.88% Debentures, 2009            6,800,000       6,689,650
                                                 --------------

RAILROADS (1.3%)
  Union Pacific Corp.,
   6.80% Debentures, 2000            1,700,000       1,722,110
                                                 --------------

REAL ESTATE (8.3%)
  CarrAmerica Realty Corp.,
   6.63% Debentures, 2000            5,200,000       5,167,120
  Nationwide Health Properties, Inc.
   6.90% Debentures, 2037            7,000,000       6,204,023
                                                 --------------
                                                    11,371,143
                                                 --------------

RETAILERS (5.5%)
  Dayton Hudson Corp.,
   6.80% Debentures, 2001            1,800,000       1,799,224
  Saks, Inc.,
   7.25% Debentures, 2004            4,000,000       3,811,628
  Saks, Inc.,
   7.50% Debentures, 2010            2,000,000       1,827,946
                                                 --------------
                                                     7,438,798
                                                 --------------
TELECOMMUNICATIONS (9.9%)
  AT&T Capital Corp.,
   6.25% Debentures, 2001            6,250,000       6,186,438
  Telecom New Zealand Financial
   Corp.,
   6.25% Debentures, 2003            7,500,000       7,347,173
                                                 --------------
                                                    13,533,611
                                                 --------------
UTILITIES (9.5%)
  CilCorp, Inc.,
   9.38% Debentures, 2029            3,300,000       3,415,764
  CMS Energy Corp.,
   7.63% Debentures, 2004            1,750,000       1,658,279
  CMS Energy Corp.,
   6.75% Debentures, 2004            2,000,000       1,855,730
  UtiliCorp United, Inc.,
   6.88% Debentures, 2004            6,300,000       6,054,917
                                                 --------------
                                                    12,984,690
                                                 --------------
   TOTAL BONDS
    (COST $121,015,474)                            118,167,253
                                                 --------------

 U.S. GOVERNMENT SECURITIES (13.3%)
  United States of America
   Treasury,
   11.25% Notes, 2015                5,300,000       7,491,221
  United States of America Treasury
   6.00% Notes, 2009                 5,300,000       5,136,034
  United States of America Treasury
   5.88% Notes, 2004                 5,600,000       5,493,253
                                                 --------------

   TOTAL U.S. GOVERNMENT
    SECURITIES (COST $18,466,501)                   18,120,508
                                                 --------------

   TOTAL INVESTMENTS (100%)
    (COST $139,481,975) (A)                      $ 136,287,761
                                                 ==============



NOTES

(A) At December 31, 1999, net unrealized depreciation for all securities was $3,194,214. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $127,012 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $3,321,226.

                        See Notes to Financial Statements

                          INDEPENDENT AUDITORS' REPORT

To the Board of Managers and the Owners of Variable Annuity Contracts of The Travelers Quality Bond Account for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of The Travelers Quality Bond Account for Variable Annuities, including the statement of investments, as of December 31, 1999, and the related statements of operations, changes in net assets and the selected per unit data and ratios for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The accompanying statement of changes in net assets for the year ended December 31, 1998 and selected per unit data and ratios for each of the years in the four-year period ended December 31, 1998 were audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on that statement of changes in net assets and those selected per unit data and ratios.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investment securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Quality Bond Account for Variable Annuities as of December 31, 1999, and the results of its operations, changes in net assets and the selected per unit data and ratios for the year then ended, in conformity with generally accepted accounting principles.

                                                /s/ KPMG LLP



Hartford, Connecticut
February 18, 2000

                                  THE TRAVELERS
                              MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

The year 1999 began with little signs of softening in business activity, as the U.S. economy embarked on its ninth year of business expansion. As the year concluded, the robust economy continued with stronger than expected retail sales and industrial production. Unemployment remained low at 4.1% in December and it is estimated that real Gross Domestic Product growth for the fourth quarter will be 5.0%.

The year ended with the 30-year Treasury Bond yield at 6.48% and the federal funds rate at 5.50%. The 30-year Treasury Bond yield was up 42 basis points from the September 30 level of 6.05% and 139 basis points from the December 31, 1998 level of 5.09%. During the fourth quarter, the Federal Open Market Committee ("FOMC") increased the federal funds rate by 25 basis points to 5.50%. This brought the total increase for the year to 75 basis points. Currently, the FOMC is expected to tighten 25 basis points on February 2 and possibly another 25 basis points on March 21. Beyond the first quarter, further tightening seems unlikely assuming inflation remains tame.

The strategy in management of The Travelers Money Market Account for Variable Annuities will be to reduce maturities from the current average life of 47 days, to approximately 35 to 40 days. At December 31, 1999 the asset size of the portfolio was $181.2 million, with an average yield of 5.99%.

PORTFOLIO MANAGER:  EMIL J. MOLINARO JR.



                                  [TAMIC LOGO]

                                  THE TRAVELERS
                              MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

[BAR GRAPH]

                                    1 Year    3 Years   5 Years
                                    ------    -------   -------
The Travelers Money Market
 Account for Variable
 Annuities                          3.72%      3.95%     4.04%

Lipper Money Market
 Category Average                   3.58%      3.86%     3.98%


This is a comparison of The Travelers Money Market Account for Variable Annuities ("Account MM") versus Lipper Analytical Services' variable annuity composite index, which provides the average performance of variable annuity funds with similar objectives as of December 31, 1999. Lipper Analytical Services is a leading independent Variable Insurance Product Performance Analysis Service. The performance of the composite is net of all asset based fees such as mortality and expense charges and investment management fees. Performance reflects the charges associated with Universal Annuity, which became available on May 16, 1983. Contracts issued prior to May 16, 1983 have different contract charges that result in different performance than presented above.

Account MM performance information is net of: 1) the 1.25% annual mortality and expense risk charge, and 2) investment management fees. The deduction of the $15 semi-annual administrative charge and the contingent deferred sales charge (5% maximum) is not reflected. The deduction of those charges would reduce any percentage increase or make greater any percentage decrease. Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost.

The following is the performance data required by SEC rules governing uniform performance reporting: one year -1.46%, five year 3.00% and ten year 3.24%. This performance is based on a $1,000 hypothetical investment and reflects deductions of all fees and charges including the semi-annual administrative charge and the maximum deferred sales charge of 5%.

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999

ASSETS:
 Investment securities, at market value (cost $181,233,157)   . . . . . . . . . . . . . . . . . .        $       181,259,014
 Cash   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      2,109
 Receivables:
    Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    168,933
    Purchase payments and transfers from other Travelers accounts . . . . . . . . . . . . . . . .                    784,905
 Other assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        250
                                                                                                        ---------------------

       Total Assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                182,215,211
                                                                                                        ---------------------

LIABILITIES:
 Payables:
    Contract surrenders and transfers to other Travelers accounts . . . . . . . . . . . . . . . .                  2,614,344
    Investment management and advisory fees . . . . . . . . . . . . . . . . . . . . . . . . . . .                     14,237
    Insurance charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     55,030
 Accrued liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      1,079
                                                                                                        ---------------------

       Total Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  2,684,690
                                                                                                        ---------------------


NET ASSETS:                                                                                              $       179,530,521
                                                                                                        =====================



                        See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


INVESTMENT INCOME:
 Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                $     6,655,238

EXPENSES:
 Investment management and advisory fees  . . . . . . . . . . . . . . . . .        $         407,307
 Insurance charges  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                1,574,244
                                                                                  -------------------

    Total expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                      1,981,551
                                                                                                          -----------------

       Net investment income  . . . . . . . . . . . . . . . . . . . . . . .                                      4,673,687
                                                                                                          -----------------

 Net increase in net assets resulting from operations   . . . . . . . . . .                                $     4,673,687
                                                                                                          =================


                        See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998



                                                                                      1999                      1998
                                                                                      ----                      ----
OPERATIONS:
 Net investment income  . . . . . . . . . . . . . . . . . . . . . . . . . .   $           4,673,687      $           3,950,167
                                                                             -----------------------    -----------------------

 Net increase in net assets resulting from operations   . . . . . . . . . .               4,673,687                  3,950,167
                                                                             -----------------------    -----------------------

UNIT TRANSACTIONS:
 Participant purchase payments
    (applicable to 7,727,238 and 6,095,251 units, respectively)   . . . . .              19,296,081                 14,649,623
 Participant transfers from other Travelers accounts
    (applicable to 137,148,554 and 118,152,715 units, respectively) . . . .             342,447,640                284,523,651
 Administrative charges
    (applicable to 44,123 and 37,011 units, respectively) . . . . . . . . .                (111,002)                   (89,783)
 Contract surrenders
    (applicable to 11,795,197 and 8,681,249 units, respectively)  . . . . .             (29,442,632)               (20,899,693)
 Participant transfers to other Travelers accounts
    (applicable to 103,863,953 and 109,964,438 units, respectively)   . . .            (258,947,037)              (265,042,626)
 Other payments to participants
    (applicable to 207,463 and 143,957 units, respectively) . . . . . . . .                (521,752)                  (346,736)
                                                                             -----------------------    -----------------------

    Net increase in net assets resulting from unit transactions . . . . . .              72,721,298                 12,794,436
                                                                             -----------------------    -----------------------


       Net increase in net assets   . . . . . . . . . . . . . . . . . . . .              77,394,985                 16,744,603

NET ASSETS:
 Beginning of year . .  . . . . . . . . . . . . . . . . . . . . . . . . . .             102,135,536                 85,390,933
                                                                             -----------------------    -----------------------

 End of year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $        179,530,521       $        102,135,536
                                                                             =======================    =======================

                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Money Market Account for Variable Annuities ("Account MM") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account MM is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by Account MM in the preparation of its financial statements.

    SECURITY VALUATION. Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    REPURCHASE AGREEMENTS. When Account MM enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account MM plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account MM securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account MM monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account MM's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account MM form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account MM. Account MM is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

2.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account MM's average net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Citigroup Inc.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in our calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.0017% for contracts issued prior to May 16, 1983 and 1.25% on an annual basis for contracts issued on or after May 16, 1983. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    The Travelers assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $191,288 and $153,043 of contingent deferred sales charges for the years ended December 31, 1999 and 1998, respectively.

3.  NET ASSETS HELD ON BEHALF OF AN AFFILIATE

    Approximately $3,431,000 and $3,434,000 of the net assets of Account MM were held on behalf of an affiliate of The Travelers as of December 31, 1999 and 1998, respectively. Transactions with this affiliate during the years ended December 31, 1999 and 1998, were comprised of participant purchase payments of approximately $2,249,000 and $2,874,000 and contract surrenders of approximately $2,377,000 and $2,269,000, respectively.

4.  NET CONTRACT OWNERS' EQUITY


                                                                                            DECEMBER 31, 1999
                                                                            -----------------------------------------------------

                                                                                                    UNIT                NET
                                                                                 UNITS             VALUE              ASSETS
                                                                                 -----             -----              ------
   Accumulation phase of contracts issued prior to May 16, 1983  . . . .        24,211          $     2.649       $        64,141
   Annuity phase of contracts issued prior to May 16, 1983 . . . . . . .        56,054                2.649               148,502
   Accumulation phase of contracts issued on or after May 16, 1983 . . .    70,434,197                2.541           179,035,248
   Annuity phase of contracts issued on or after May 16, 1983  . . . . .       111,189                2.541               282,630
                                                                                                                 -----------------

   Net Contract Owners' Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $   179,530,521
                                                                                                                 =================

5.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each year.)

    Contracts issued prior to May 16, 1983

                                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                                              --------------------------------------------------
                                                                                1999      1998      1997      1996      1995
                                                                                ----      ----      ----      ----      ----
    SELECTED PER UNIT DATA:
       Total investment income . . . . . . . . . . . . . . . . . . .           $  .135   $  .138   $  .134   $  .125   $   .130
       Operating expenses  . . . . . . . . . . . . . . . . . . . . .              .034      .033      .032      .030       .030
                                                                              --------- --------- --------- --------- ----------

       Net investment income . . . . . . . . . . . . . . . . . . . .              .101      .105      .102      .095       .100


       Unit value at beginning of year . . . . . . . . . . . . . . .             2.548     2.443     2.341     2.246      2.146
                                                                              --------- --------- --------- --------- ----------

       Unit value at end of year . . . . . . . . . . . . . . . . . .           $ 2.649   $ 2.548   $ 2.443   $ 2.341   $  2.246
                                                                              ========= ========= ========= ========= ==========

    SIGNIFICANT RATIOS AND ADDITIONAL DATA:
       Net increase in unit value  . . . . . . . . . . . . . . . . .           $   .10   $   .11   $   .10   $   .10   $    .10
       Ratio of operating expenses to average net assets . . . . . .             1.33%     1.33%     1.33%     1.33%      1.33%
       Ratio of net investment income to average net assets  . . . .             3.87%     4.20%     4.27%     4.10%      4.61%
       Number of units outstanding at end of year (thousands)  . . .                80        91       105       112        206

    Contracts issued on or after May 16, 1983

                                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                                              --------------------------------------------------
                                                                                1999      1998      1997      1996      1995
                                                                                ----      ----      ----      ----      ----
    SELECTED PER UNIT DATA:
       Total investment income . . . . . . . . . . . . . . . . . . .           $  .130   $  .133   $  .128   $  .121   $   .127
       Operating expenses  . . . . . . . . . . . . . . . . . . . . .              .039      .038      .036      .035       .034
                                                                              --------- --------- --------- --------- ----------

       Net investment income . . . . . . . . . . . . . . . . . . . .              .091      .095      .092      .086       .093

       Unit value at beginning of year . . . . . . . . . . . . . . .             2.450     2.355     2.263     2.177      2.084
                                                                              --------- --------- --------- --------- ----------

       Unit value at end of year . . . . . . . . . . . . . . . . . .           $ 2.541   $ 2.450   $ 2.355   $ 2.263   $  2.177
                                                                              ========= ========= ========= ========= ==========

    SIGNIFICANT RATIOS AND ADDITIONAL DATA:
       Net increase in unit value  . . . . . . . . . . . . . . . . .           $   .09   $   .10   $   .09   $   .09   $    .09
       Ratio of operating expenses to average net assets . . . . . .             1.57%     1.57%     1.57%     1.57%      1.57%
       Ratio of net investment income to average net assets  . . . .             3.62%     3.95%     4.02%     3.84%      4.36%
       Number of units outstanding at end of year (thousands)  . . .            70,545    41,570    36,134    38,044     35,721

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 1999


                                    PRINCIPAL        MARKET
                                     AMOUNT           VALUE
                                   ------------    ------------
SHORT-TERM INVESTMENTS (100%)

 COMMERCIAL PAPER (100%)
  Albertsons, Inc.,
   6.57% due July 14, 2000       $   5,000,000   $   4,998,924
  Alcoa Inc.,
   6.11% due January 31, 2000        3,100,000       3,085,104
  AlliedSignal, Inc.,
   6.07% due February 28, 2000       4,570,000       4,537,781
  American Home Products Corp.,
   6.43% due January 28, 2000        1,000,000         995,664
  American Honda Financial,
   6.08% due February 17, 2000       7,000,000       6,947,234
  Asset Securitization Corp.,
   6.07% due January 28, 2000        5,000,000       4,979,100
  Asset Securitization Corp.,
   6.09% due February 28, 2000       3,000,000       2,971,974
  AT&T Corp.,
   6.20% due July 13, 2000           5,000,000       4,996,920
  Bell Atlantic Financial
    Services, Inc.
   6.03% due January 20, 2000        8,230,000       8,204,578
  BHF Finance, Inc.,
   6.46% due January 7, 2000         1,500,000       1,498,392
  BHF Finance, Inc.,
   6.00% due February 24, 2000       6,750,000       6,691,390
  Coca-Cola Co.,
   6.14% due March 3, 2000           6,500,000       6,435,020
  DE Funding Corp.,
   6.14% due February 4, 2000        2,000,000       1,989,116
  DE Funding Corp.,
   6.05% due February 22, 2000       6,200,000       6,148,205
  Deere & Co.,
   6.07% due January 31, 2000        6,300,000       6,287,394
  Equitable Life Assurance,
   5.99% due February 10, 2000       6,500,000       6,458,374
  Federal Home Loan Bank,
   5.77% due February 2, 2000        8,475,000       8,437,922
  Federal National Mortgage
   5.74% due January 14, 2000        7,525,000       7,509,656
  Ford Motor Credit Co.,
   5.62% due February 3, 2000        2,000,000       1,989,434
  General Dynamics Corp.,
   6.18% due February 29, 2000       5,975,000       5,918,202
  General Motors Acceptance,
   5.17% due April 17, 2000          3,500,000       3,508,438
  Goldman Sachs Group LP,
   6.64% due January 31, 2000        2,500,000       2,487,987
  Goldman Sachs Group LP,
   6.11% due March 1, 2000           5,000,000       5,000,000
  Household Financial Corp.,
   4.06% due January 3, 2000         3,688,000       3,687,180
  J.P. Morgan & Company,
   6.19% due February 8, 2000        4,900,000       4,870,193
  J.P. Morgan & Company,
   6.11% due February 28, 2000       1,000,000         990,658
  Merrill Lynch & Co., Inc.,
   6.11% due February 29, 2000       7,000,000       6,933,458
  Morgan Stanley Dean Witter & Co.
   6.11% due January 19, 2000        7,000,000       6,979,462
  Motorola, Inc.,
   6.22% due March 30, 2000          5,000,000       4,927,535
  National Rural Utilities Coop
   Financial Corp.,
   5.91% due January 26, 2000        2,300,000       2,290,745
  PG&E Corp.,
   6.15% due February 3, 2000        8,000,000       7,957,736
  PacifiCorp.,
   5.99% due February 7, 2000        5,250,000       5,218,910
  Pfizer, Inc.,
   5.86% due February 2, 2000        2,917,000       2,902,056
  Preferred Resources Funding Corp.,
   6.28% due January 20, 2000        4,300,000       4,286,717
  Preferred Resources Funding Corp.,
   6.24% due January 27, 2000        3,700,000       3,684,534
  Providian Master Trust,
   6.73% due January 18, 2000        7,500,000       7,479,165
  Riverwood Funding,
   6.62% due January 11, 2000        5,000,000       4,991,550
  Transamerica Financial Corp.,
   6.40% due February 25, 2000       2,000,000       1,982,306
                                                 --------------

   TOTAL INVESTMENTS (100%)
    (COST $181,233,157)                          $ 181,259,014
                                                 ==============

                        See Notes to Financial Statements

                          INDEPENDENT AUDITORS' REPORT

To the Board of Managers and the Owners of Variable Annuity Contracts of The Travelers Money Market Account for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of The Travelers Money Market Account for Variable Annuities, including the statement of investments, as of December 31, 1999, and the related statements of operations, changes in net assets and the selected per unit data and ratios for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The accompanying statement of changes in net assets for the year ended December 31, 1998 and selected per unit data and ratios for each of the years in the four-year period ended December 31, 1998 were audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on that statement of changes in net assets and those selected per unit data and ratios.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investment securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Money Market Account for Variable Annuities as of December 31, 1999, and the results of its operations, changes in net assets and the selected per unit data and ratios for the year then ended, in conformity with generally accepted accounting principles.


                                              /s/ KPMG LLP


Hartford, Connecticut
February 18, 2000

                     This page intentionally left blank.

                               Investment Adviser
                               ------------------
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION
                             Hartford, Connecticut
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES



                             Investment Sub-Adviser
                             ----------------------
                  THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                             Hartford, Connecticut
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES



                            Independent Accountants
                            -----------------------
                                    KPMG LLP
                             Hartford, Connecticut



                                   Custodian
                                   ---------
                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York

This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities or The Travelers Money Market Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.



VG-137 (Annual) (12-99) Printed in U.S.A.